                                                                     EXHIBIT 4.4


                                GATX CORPORATION


                      5% Senior Convertible Notes due 2023


                      Fully and Unconditionally Guaranteed
                                       by
                           GATX Financial Corporation


                          REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                                 August 15, 2003


J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
    As Representatives of the Initial Purchasers
    Named in Schedule I to the Purchase Agreement
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

                  GATX Corporation, a New York corporation (the "Company"), proposes to issue and sell (such issuance and sale, the "Initial Placement") to the several parties named in Schedule I to the Purchase Agreement (the "Initial Purchasers") for whom you (the "Representatives") are acting as representatives, upon the terms set forth in a purchase agreement dated August 12, 2003 (the "Purchase Agreement"), $125,000,000 aggregate principal amount of its 5% Senior Convertible Notes due 2023 (the "Notes"). GATX Financial Corporation, a Delaware corporation (the "Guarantor"), will fully and unconditionally guarantee the Notes (the "Guarantee" and, together with the Notes, the "Securities").

                  The Notes will be convertible into shares of Common Stock (as defined herein) under the circumstances provided in the Indenture (as defined herein), at the conversion price set forth in the Offering Memorandum (as defined herein), as the same may be adjusted from time to time pursuant to the Indenture.

                  As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Issuers (as defined herein) agree with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Securities and the Common Stock issuable upon conversion of the Notes (including you), as follows:


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                  1. Definitions. Capitalized terms used herein without
definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Broker-Dealer" means any broker or dealer registered as such under the Exchange Act.

                  "Business Day" has the meaning set forth in the Indenture.

                  "Closing Date" means August 15, 2003.

                  "Common Stock" means the common stock, par value $.625 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Notes.

                  "Damages Payment Date" means, with respect to the Securities or the Common Stock issuable upon conversion of the Notes, as applicable, each Interest Payment Date; and in the event that any Security, or portion thereof, is surrendered for purchase by the Company and not withdrawn pursuant to a Fundamental Change Offer (as defined in the Indenture), the relevant Fundamental Change Payment Date (as defined in the Indenture), as the case may be, shall also be a Damages Payment Date with respect to such Security, or portion thereof, unless the Indenture provides that accrued and unpaid interest on the Security (or portion thereof) to be repurchased, as the case may be, is to be paid to the person who was the Record Holder thereof on a record date prior to such Fundamental Change Payment Date, as the case may be, in which case the relevant Damages Payment Date shall be the date on which interest is payable to such Record Holder.

                  "Deadline" has the meaning set forth in Section 3(u) hereof.

                  "Default Rate" means the rate of interest payable with respect to overdue amounts on the Securities pursuant to Section 7.1 of the Indenture.

                  "DTC" means The Depository Trust Company.

                  "Election" has the meaning set forth in Section 3(u) hereof.


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                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Final Maturity Date" means August 15, 2023.

                  "Guarantee" has the meaning set forth in the preamble hereto.

                  "Holder" means a person who is a holder or beneficial owner (including the Initial Purchasers) of any Securities or shares of Common Stock issued upon conversion of Notes; provided that, unless otherwise expressly stated herein, only registered holders of Securities or Common Stock issued on conversion of the Notes shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.

                  "Indenture" means the Indenture relating to the Securities dated as of August 15, 2003, among the Company, the Guarantor and JPMorgan Chase Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Initial Purchasers" has the meaning set forth in the preamble hereto.

                  "Interest Payment Date" shall mean February 15 and August 15.

                  "Issuers" means, collectively, the Company and the Guarantor.

                  "Liquidated Damages" has the meaning set forth in Section 2(e) hereof.

                  "Losses" has the meaning set forth in Section 5(d) hereof.

                  "Majority Holders" means, except as provided in Section 6(b) hereof, the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement; provided that Holders of Common Stock issued upon conversion of Notes shall be deemed to be Holders of the aggregate principal amount of Securities from which such Common Stock was converted; and provided, further, that Securities or Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

                  "Majority Underwriting Holders" means, with respect to any Underwritten Offering, the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under any Shelf Registration Statement whose Securities are or are to be included in such Underwritten Offering; provided that Holders of Common Stock issued upon conversion of the Notes shall be deemed to be Holders of the aggregate principal amount of Securities from which such Common Stock was converted.

                  "Managing Underwriters" means the Underwriter or Underwriters that shall administer an Underwritten Offering.

                  "NASD" has the meaning set forth in Section 3(i) hereof.


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                  "Notes" has the meaning set forth in the preamble hereto.

                  "Notice and Questionnaire" means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A hereto.

                  "Notice Holder" shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

                  "Offering Memorandum" means the Final Memorandum as defined in the Purchase Agreement.

                  "Person" has the meaning set forth in the Indenture.

                  "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Stock issuable upon conversion of the Notes covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Record Holder" means (i) with respect to any Damages Payment Date which occurs on an Interest Payment Date, each person who is registered on the books of the registrar as the holder of Securities at the close of business on the record date with respect to such Interest Payment Date and (ii) with respect to any Damages Payment Date relating to the Common Stock issued upon conversion of the Notes, each person who is a holder of record of such Common Stock fifteen days prior to the Damages Payment Date.

                  "Registration Default" has the meaning set forth in Section 2(e) hereof.

                  "Representatives" has the meaning set forth in the preamble hereto.

                  "Rule 144" means Rule 144 (or any successor provision) under the Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" has the meaning set forth in the preamble hereto.

                  "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 2(c) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company filed pursuant to the provisions of Section 2 hereof which covers some or all of the


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Securities and the Common Stock issuable upon conversion of the Notes, as applicable, on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

                  "Suspension Period" has the meaning set forth in Section 2(d) hereof.

                  "Transfer Restricted Securities" means each Security and each share of Common Stock issuable or issued upon conversion of the Notes until the date on which such Security or share of Common Stock, as the case may be, (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security or share of Common Stock which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144 under the Act (or any similar provision then in force) or (iii) may be sold or transferred pursuant to Rule 144(k) under the Act (or any successor provision then in force).

                  "Trustee" means the trustee with respect to the Securities under the Indenture.

                  "Underwriter" means any underwriter of the Securities or Common Stock issuable upon conversion of the Notes in connection with an offering thereof under a Shelf Registration Statement.

                  "Underwritten Offering" means an offering in which the Securities or Common Stock issued upon conversion of the Notes are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

                  All references in this Agreement to financial statements and schedules and other information which is "contained", "included", or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

                  2. Shelf Registration Statement.

                  (a) The Issuers shall prepare and file with the SEC within 90 days following the Closing Date a Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement (subject to Section 3(u)) and thereafter shall use their reasonable best efforts to cause


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


         such Shelf Registration Statement to be declared effective under the Act within 180 days after the Closing Date; provided that if any Securities are issued upon exercise of the over-allotment option granted to the Initial Purchasers in the Purchase Agreement and the date on which such Securities are issued occurs after the Closing Date, the Issuers will take such steps, prior to the effective date of the Shelf Registration Statement, to ensure that such Securities and Common Stock issuable upon conversion of the Notes are included in the Shelf Registration Statement on the same terms as the Securities issued on the Closing Date. The Issuers shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.

                  (b) (i) Not less than 30 calendar days prior to the effectiveness of the Shelf Registration Statement, the Issuers shall mail the Notice and Questionnaire to the Holders of Transfer Restricted Securities. The Issuers shall take action to name each Holder that is a Notice Holder as of the date that is 10 calendar days prior to the effectiveness of the Shelf Registration Statement so that such Holder is named as a selling security holder in the Shelf Registration Statement at the time of its effectiveness and is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law. The Issuers shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in the Shelf Registration Statement.

                           (i) After the Shelf Registration Statement has become
                  effective, the Issuers shall, upon the request of any Holder of Transfer Restricted Securities, promptly send a Notice and Questionnaire to such Holder. From and after the date on which the Shelf Registration Statement has become effective, the Issuers shall (i) as promptly as is practicable after the date a completed and signed Notice and Questionnaire and such other information as the Issuers may reasonably request is delivered to the Issuers, and in any event within ten Business Days after such date, prepare and file with the SEC (x) a supplement to the Prospectus and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law; provided, that if the Issuers are required to file post-effective amendments to the Shelf Registration Statement for this purpose, the Issuers will file such post-effective amendments no less frequently than once every 30 days, and
                  (ii) use their reasonable best efforts to cause any such post-effective amendment to become effective under the Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Issuers during a Suspension Period, the Issuers shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Suspension Period.

                  (c) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the


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         Prospectus forming a part thereof to be usable, subject to Section
         2(d), by all Notice Holders until the earliest of (i) the second anniversary of the Closing Date or, if later, the second anniversary of the last day on which any Securities are issued upon exercise of the over-allotment option granted to the Initial Purchasers in the Purchase Agreement, (ii) the date on which all the Securities or Common Stock issued or issuable upon conversion of the Notes may be sold by non-affiliates ("affiliates" for such purpose having the meaning set forth in Rule 144) of the Issuers pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Act,
         (iii) the date as of which all the Securities or Common Stock issued or issuable upon conversion of the Notes have been transferred pursuant to Rule 144 under the Act (or any similar provision then in force) and
         (iv) such date as of which all the Securities or the Common Stock issued or issuable upon conversion of the Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

                           The Issuers will, (x) subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act and (z) comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

                  (d) The Issuers may suspend the use of the Prospectus for a period not to exceed 45 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any 12-month period (the "Suspension Period") for valid business reasons, to be determined by the Issuers in their sole reasonable judgment (not including avoidance of the Issuers' obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided that the Issuers promptly thereafter comply with the requirements of Section 3(j) hereof, if applicable; provided, further, that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Issuers to pay Liquidated Damages.

                  (e) If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the SEC within 180 days after the Closing Date, or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 90 days in the aggregate in any 12 month period during the period beginning on the Closing Date and ending on the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option (each such event referred to in clauses (i)


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         through (iii), a "Registration Default"), the Issuers will pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement. The amount of Liquidated Damages payable during any period in which a Registration Default has occurred and is continuing is the amount which is equal to one quarter of one percent (25 basis points) per annum per $1,000 principal amount of Securities or $2.50 per annum per 42.2092 shares of Common Stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Securities or $5.00 per annum per
         42.2092 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing (in each case subject to further adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like), it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimals. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Default. Liquidated Damages shall cease to accrue in respect of any Transfer Restricted Security when it shall cease to be such. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check by the Issuers on each Damages Payment Date and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in any partial month. In the event that any Liquidated Damages are not paid when due, then to the extent permitted by law, such overdue Liquidated Damages, if any, shall bear interest until paid at the Default Rate, compounded semi-annually. The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default.

                  (f) All of the Issuers' obligations (including, without limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

                  (g) Immediately upon the occurrence or the termination of a Registration Default, the Issuers shall give the Trustee, in the case of notice with respect to the Securities, and the transfer and paying agent for the Common Stock, in the case of notice with respect to Common Stock issued or issuable upon conversion of the Notes, notice of such commencement or termination, of the obligation to pay Liquidated Damages with regard to the Securities and Common Stock and the amount thereof and of the event giving rise to such commencement or termination (such notice to be contained in an Officers' Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officers' Certificate the Trustee and such transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.


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                  (h) All Securities which are purchased or otherwise acquired by the Issuers or any of their subsidiaries or affiliates (as defined in Rule 144) prior to the Final Maturity Date shall be delivered to the Trustee for cancellation and the Issuers may not hold or resell such Securities or issue any new Securities to replace any such Securities or any Securities that any Holder has converted pursuant to the Indenture. All shares of Common Stock issued upon conversion of the Notes which are repurchased or otherwise acquired by the Issuers or any of their subsidiaries or affiliates (as defined in Rule 144) at any time while such shares are "restricted securities" within the meaning of Rule 144 shall not be resold or otherwise transferred except pursuant to a registration statement which has been declared effective under the Act.

                  3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Issuers shall:

                           (i) furnish to the Representatives, prior to the
                  filing thereof with the SEC, a copy of any Shelf Registration Statement, and each amendment thereof, and a copy of any Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use their reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as the Representatives reasonably and promptly propose; and

                           (ii) include information regarding the Notice Holders
                  and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Issuers in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

                  (b) Subject to Section 2(d), the Issuers shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Issuers make no representation with respect to information with respect to any Underwriter or any Holder required to be included in any Shelf Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Issuers in writing by such Underwriter or Holder.


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


                  (c) The Issuers, as promptly as reasonably practicable, shall advise the Representatives and each Notice Holder and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any
                  amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the SEC following
                  effectiveness of the Shelf Registration Statement for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Issuers' Exchange Act filings);

                           (iii) of the determination by the Issuers that a
                  post-effective amendment to the Shelf Registration Statement would be appropriate;

                           (iv) of the commencement or termination of (but not
                  the nature of or details concerning) any Suspension Period;

                           (v) of the issuance by the SEC of any stop order
                  suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (vi) of the receipt by the Issuers of any
                  notification with respect to the suspension of the qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and

                           (vii) of the happening of (but not the nature of or
                  details concerning) any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (d) The Issuers shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction at the earliest possible time.

                  (e) The Issuers shall promptly furnish to each Notice Holder, without charge, at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules.


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


                  (f) The Issuers shall, during the Shelf Registration Period, promptly deliver to each Initial Purchaser, each Notice Holder and any sales or placement agent or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(d) and 3(s) hereof, the Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Issuers shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Issuers will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in any such jurisdiction where it is not then so subject.

                  (h) The Issuers shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations permitted by the Indenture and registered in such names as Holders may request at least two Business Days prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

                  (i) Subject to the exceptions contained in (A) and (B) of
         Section 3(g) hereof, the Issuers shall use their reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Issuers shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

                  (j) Upon the occurrence of any event described in Section 3(c)(vii) hereof, the Issuers shall as soon as reasonably practicable prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Issuers' obligations under this paragraph (j) shall be suspended if the Issuers have suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Notice Holders, it being understood that the Issuers' obligations under this Section 3(j) shall be automatically reinstated at the end of such Suspension Period.

                  (k) The Issuers shall use their reasonable best efforts to provide, on or prior to the first Business Day following the effective date of any Shelf Registration Statement hereunder, (i) a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement and (ii) global certificates for such Transfer Restricted Securities to the Trustee, in a form eligible for deposit with DTC.

                  (l) The Issuers shall use their best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 50 days after the end of a 12-month period (or 105 days, if such period is a fiscal year) after (i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date of each post-effective amendment to any Shelf Registration Statement, and (iii) the date of each filing by the Issuers with the SEC of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.

                  (m) The Issuers shall use their reasonable best efforts to cause the Indenture to be qualified under the TIA (as defined in the Indenture) in a timely manner.

                  (n) The Issuers shall cause all Common Stock issued or issuable upon conversion of the Notes to be listed on each securities exchange or quotation system on which the Common Stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

                  (o) The Issuers may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such Transfer Restricted Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Issuers to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

                  (p) The Issuers shall, if reasonably requested, use their reasonable best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if Transfer Restricted Securities are being sold in an Underwritten Offering, as the Managing Underwriters or the Majority Underwriting Holders reasonably agree should be included therein and provide to the Issuers in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Issuers in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Transfer Restricted Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Issuers shall not be required to take any action under this Section 3(p) that is not, in the reasonable opinion of counsel for the Issuers, in compliance with applicable law.

                  (q) The Issuers shall enter into such customary agreements (including underwriting agreements) and take all other appropriate actions as may be requested in order to expedite or facilitate the registration or the disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in
         Section 5 (or such other reasonable and customary provisions and procedures acceptable to the Majority Underwriting Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5). The plan of distribution in the Shelf Registration Statement and the Prospectus included therein shall permit resales of Transfer Restricted Securities to be made by selling security holders through underwriters, brokers and dealers, and shall also include such other information as the Representatives may reasonably request.

                  (r) The Issuers shall if reasonably requested in writing by Majority Holders, by Majority Underwriting Holders or by the Managing
         Underwriter:

                           (i) make reasonably available for inspection during
                  normal business hours by any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries as is customary for due diligence examinations in connection with public offerings;

                           (ii) cause the Issuers' officers, directors,
                  employees, accountants and auditors to supply all relevant information reasonably requested by any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Issuers or through a third party without an accompanying obligation of confidentiality;

                           (iii) deliver a letter, addressed to the selling
                  Holders and the Underwriters, if any, in which the Company shall make such representations and warranties in form, substance and scope as are customarily made by issuers to Underwriters;

                           (iv) obtain opinions of counsel to the Issuers and
                  updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings;

                           (v) obtain "cold comfort" letters and updates thereof
                  from the current and former independent certified public accountants of the Company and/or the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantor or of any business acquired by the Company or the Guarantor for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder (provided such Holder furnishes the accountants, prior to the date such "cold comfort" letter is required to be delivered, with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                           (vi) deliver such documents and certificates as may
                  be reasonably requested by the Majority Holders or, in the case of an Underwritten Offering, the Majority Underwriting Holders, and the Managing Underwriters, if any, including those to evidence compliance with Section 3(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantor.

                           The foregoing actions set forth in clauses (iii),
                  (iv), (v) and (vi) of this Section 3(r) shall be performed at
                  (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company or the Guarantor that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Notice Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Notice Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(s) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Issuers to pay Liquidated Damages.

                  (t) The Issuers shall in connection with an Underwritten Offering use their reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm that such ratings will apply to the Securities covered by the Shelf Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities covered by the Shelf Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by the Majority Holders or by any Managing Underwriters.

                  (u) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such Broker-Dealer in complying with the NASD Rules, including, without limitation, by:

                           (i) if the NASD Rules shall so require, engaging a
                  "qualified independent underwriter" (as defined in the NASD Rules) to participate in the preparation of the Shelf Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by the Shelf Registration Statement is an Underwritten Offering or is made through a placement or sales agent, to recommend the price of such Transfer Restricted Securities;

                           (ii) indemnifying any such qualified independent
                  underwriter to the extent of the indemnification of Underwriters provided in Section 5 hereof; and

                           (iii) providing such information to such
                  Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of the NASD Rules.

                           (iv) Anything herein to the contrary notwithstanding,
                  the Issuers will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, more than one Underwritten Offering initiated at the request of the Holders of Securities or shares of Common Stock issued or issuable upon conversion of the Notes, or to effect more than one Underwritten Offering at the request of such Holders. The Issuers will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, an Underwritten Offering unless Holders of at least the Minimum Amount (as defined below) of Securities and/or Common Stock issued or issuable on conversion of the Notes have requested that such Securities and/or shares of Common Stock be included in such an Underwritten Offering. For purposes of this Agreement, the "Minimum Amount" means 50% of the aggregate principal amount of Notes originally issued under the Indenture; provided that, for purposes of computing the Minimum Amount, Holders of Common Stock issued upon conversion of Notes shall be deemed to be holders of the aggregate principal amount of Notes which were converted into those shares of Common Stock. Only Holders of Securities or shares of Common Stock issued or issuable upon conversion of the Notes which are Transfer Restricted Securities shall be entitled to include such Securities or shares of Common Stock in an Underwritten Offering and only Transfer Restricted Securities shall be included in the computation of the Minimum Amount. The Underwritten Offering initiated by Holders as aforesaid shall include both Securities and Common Stock if so requested by the Holders. Upon receipt by the Company and/or the Guarantor, from Holders of at least the Minimum Amount of Securities and/or Common Stock issued or issuable upon conversion of the Notes, of a request for an Underwritten Offering, the Issuers will, within 10 days thereafter, cause the Company to mail notice to all Holders of Securities and shares of Common Stock issued upon conversion of the Notes stating that: (1) the Company has received a request from the Holders of the requisite amount of Securities and/or Common Stock issued or issuable on conversion of the Notes to effect an Underwritten Offering on behalf of such Holders; (2) under the terms of this Agreement, all Holders of Securities and shares of Common Stock issued or issuable upon conversion of the Notes which are Transfer Restricted Securities may include their Securities and shares of Common Stock in such Underwritten Offering, subject to the terms and conditions set forth in this Agreement and subject to the right of the Managing Underwriters to reduce, in light of market conditions and other similar factors, the aggregate principal amount of Securities and number of shares of Common Stock included in such Underwritten Offering; (3) all Holders electing to include Securities or shares of Common Stock in such Underwritten Offering must notify the Issuers in writing of such election (the "Election"), and setting forth an address and facsimile number to which such Elections may be sent and the deadline (which shall be 12:00 midnight on the 10th calendar day after such notice is mailed to Holders or, if not a Business Day, the next succeeding Business Day (the "Deadline")) by which such Elections must be received by the Issuers; and (4) setting forth such other instructions as shall be necessary to enable Holders to include their securities and shares of Common

                  Stock in such Underwritten Offering. No Holder shall be entitled to participate in an Underwritten Offering unless such Holder notifies the Issuers of such Election by the Deadline. Notwithstanding anything to the contrary contained herein, if the Managing Underwriters for an Underwritten Offering to be effected pursuant to this Section 3(u) advise the Holders of the Securities and shares of the Common Stock to be included in such Underwritten Offering that, because of the aggregate principal amount of Securities and/or number of shares of Common Stock that such Holders have requested be included in the Underwritten Offering, the success of the offering would likely be materially adversely affected by the inclusion of all of the Securities and shares of Common Stock requested to be included, then the principal amount of Securities and the number of shares of Common Stock to be offered for the accounts of Holders shall be reduced pro rata, according to the aggregate principal amount of Securities and number of shares of Common Stock, respectively, requested for inclusion by each such Holder, to the extent necessary to reduce the size of the offering to the size recommended by the Managing Underwriter. Notwithstanding anything to the contrary contained herein, neither the Issuers nor any Person, other than a Holder of Securities or shares of Common Stock issued or issuable upon conversion of the Notes and only with respect to its Transfer Restricted Securities, shall be entitled to include any securities in the Underwritten Offering.

                  4. Registration Expenses. The Issuers shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee or Underwriter's discount or commission.

                  5. Indemnification and Contribution.

                  (a) Each of the Company and the Guarantor, jointly and severally, agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement (including each of the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any such Holder or any Initial Purchaser specifically for inclusion therein, (B) use of a Shelf Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Section 2(d) or Section 3(s) hereof; provided, further, in each case, that Holders received prior notice of such suspension, or (C) if the Holder fails to deliver a Prospectus, as then amended or supplemented, provided that the Issuers shall have delivered to such Holder such Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company or the Guarantor may otherwise have.

                  (b) Each Holder of Transfer Restricted Securities covered by a Shelf Registration Statement (including the Initial Purchasers) severally and not jointly agrees to indemnify and hold harmless

                           (i) the Company and the Guarantor,

                           (ii) each of their directors,

                           (iii) each of their officers, and

                           (iv) each person who controls the Company or the
                  Guarantor within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each such Holder,

         but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.

         This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it was not otherwise notified of such action and such failure results in the forfeiture by the indemnifying party of any rights or defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if

                           (i) the use of counsel chosen by the indemnifying
                  party to represent the indemnified party would present such counsel with a conflict of interest;

                           (ii) the actual or potential defendants in, or
                  targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and that representation of the indemnified party by counsel chosen by the indemnifying party would be inappropriate due to actual or potential differing interests among the parties represented by such counsel;

                           (iii) the indemnifying party shall not have employed
                  counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or

                           (iv) the indemnifying party shall authorize the
                  indemnified party to employ separate counsel at the expense of the indemnifying party.

         Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any losses, claims, damages or liabilities by reason of any settlement of any action or proceeding effected without such indemnifying party's prior written consent, which consent will not be unreasonably withheld.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and any sales of Transfer Restricted Securities under the Shelf Registration Statement; provided, however, that in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Securities, as set forth in the Purchase Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) and (y) the total amount of Liquidated Damages which the Issuers were not required to pay as a result of registering the Transfer Restricted Securities covered by the Shelf Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received in connection with the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Transfer Restricted Securities registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company who signed the Shelf Registration Statement and each director of the Company or the Guarantor shall have the same rights to contribution as the Company or the Guarantor, and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each officer and director of each Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any Underwriter, the Company, the Guarantor or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

                  6. Miscellaneous.

                  (a) No Inconsistent Agreements. Neither the Company nor the Guarantor has, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Majority Holders; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Issuers shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Transfer Restricted Securities being sold rather than registered under such Shelf Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to the Representatives, initially at its
                  address set forth in the Purchase Agreement;

                           (ii) if to any other Holder, at the most current
                  address of such Holder maintained by the Registrar under the Indenture or the registrar of the Common Stock (provided that while the Securities or the Common Stock are in book-entry form, notice to the Trustee shall serve as notice to the Holders), or, in the case of the Notice Holder, the address set for in its Notice and Questionnaire; and

                           (iii) if to the Company or the Guarantor, initially
                  at the Company's address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

                  The Initial Purchasers or the Issuers by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Guarantor thereto, subsequent Holders. The Issuers hereby agree to extend the benefits of this Agreement to any Holder and Underwriter and any such Holder and Underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company or the Guarantor under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Representatives, whereby such successor shall assume all of the Company's or Guarantor's obligations, as the case may be, under this Agreement.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

                  (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Securities Held by the Issuers, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or the Common Stock issuable upon conversion of the Notes is required hereunder, Securities or the Common Stock issued upon conversion of the Notes held by the Company, the Guarantor or their Affiliates (other than subsequent Holders of Securities or the Common Stock issued upon conversion of the Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under
         Section 2(e), 4 or 5 to the extent arising prior to the end of the Shelf Registration Period.

                            [signature page follows]

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantor and you.

                                       Very truly yours,

                                       GATX CORPORATION



                                       By: /s/  William J. Hasek
                                           -------------------------------------
                                           Name:  William J. Hasek
                                           Title: Vice President and Treasurer

                                       GATX FINANCIAL CORPORATION



                                       By: /s/ William J. Hasek
                                           -------------------------------------
                                           Name:  William J. Hasek
                                           Title: Vice President and Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

J.P. MORGAN SECURITIES INC.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.

By: J.P. Morgan Securities Inc.


By: /s/ Jeff Zajkowski
    --------------------------------
    Name:  Jeff Zajkowski
    Title:  Managing Director

            FORM OF SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial holder of 5% Senior Convertible Notes due 2023 (the "Notes") of GATX Corporation ("GATX" or the "Company") or shares of common stock of the Company issuable upon conversion of the Notes (together with the Notes, the "Registrable Securities") of the Company understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") dated as of August 15, 2003 among the Company, GATX Financial Corporation and the initial purchasers named therein. The Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within ten business days of such receipt, file such supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. If we are required to file amendments to the Shelf Registration Statement for this purpose, we will file such amendments no less frequently than once every 30 days.

         Certain legal consequences may arise from being named as selling securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.     (a) Full Legal Name of Selling Securityholder:

       -------------------------------------------------------------------------

       (b) Full legal name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

       -------------------------------------------------------------------------

       (c) Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:

       -------------------------------------------------------------------------

       (d) Full legal name of DTC Participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

       -------------------------------------------------------------------------

2.     Address for Notices to Selling Securityholder:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       Telephone:
                 ---------------------------------------------------------------

       Fax:
           ---------------------------------------------------------------------

       Contact Person
                      ----------------------------------------------------------

3.     Beneficial Ownership of Registrable Securities:

       (a) Type and Principal Amount of Registrable Securities beneficially owned:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       (b) CUSIP No(s). of such Registrable Securities beneficially owned:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       Unless otherwise indicated in the space provided below, all Notes and all shares of common stock listed in response to Item (3)(a) above, and all shares of common stock issuable upon conversion of the Notes listed in response to Item (3)(a) above, will be included in the Shelf Registration Statement. If the undersigned does not wish all such Notes or shares of common stock to be so included, please indicate below the principal amount or the number of shares to be included:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

4.     Beneficial Ownership of Company securities owned by the Selling
       Securityholder:

       Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

       (a) Type and Amount of Other Securities beneficially owned by the Selling
       Securityholder:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       (b) CUSIP No(s). of such Other Securities beneficially owned:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

5.     Relationship with the Company:

       Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

       State any exceptions here:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

6.     Plan of Distribution:

       Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities, short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act of 1933, as amended, relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to GATX, the Selling Securityholder will notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

                                         Beneficial Owner



                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

Dated:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO

                                GATX CORPORATION
                             500 WEST MADISON STREET
                             CHICAGO, ILLINOIS 60661
                              ATTENTION: TREASURER